Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act
I, Jill T. McGruder, President of Constellation Institutional Portfolios (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 28, 2007	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)
I, Terrie A. Wiedenheft, Treasurer and Controller of Constellation Institutional Portfolios (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 28, 2007	/s/ Terrie A. Wiedenheft Terrie A. Wiedenheft, Treasurer and
Controller
(principal financial officer)